UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BENEFIT STREET PARTNERS REALTY TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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9 West 57th Street, Suite 4920

New York, New York 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held on Thursday, May 28, 2020

April 3, 2020

To the Stockholders of Benefit Street Partners Realty Trust, Inc.:

I am pleased to invite our stockholders to the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Benefit Street Partners Realty Trust, Inc., a Maryland corporation (“we,” “us,” “our” or the “Company”). The Annual Meeting will be held on Thursday, May 28, 2020 at the offices of Hogan Lovells US LLP, 390 Madison Avenue, New York, NY, 10017, commencing at 10:00 A.M. (Eastern time). At the Annual Meeting, you will be asked to consider and vote upon (i) the election of five members to the Board of Directors, (ii) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, and (iii) such other matters as may properly come before the Annual Meeting and any adjournment thereof.

While we intend to hold the Annual Meeting in person, we are actively monitoring the coronavirus (COVID-19) situation. We are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, we will announce the alternative meeting arrangements, which may include changing the date or location of the meeting or holding the meeting by means of remote communication (i.e., virtual meeting), in a press release filed with the Securities and Exchange Commission as promptly as practicable. You are encouraged to monitor our website at www.bsprealtytrust.com for updated information about the Annual Meeting.

Our Board of Directors has fixed the close of business on March 20, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Record holders of shares of our common stock, par value $0.01 per share, our Series A Convertible Preferred Stock, par value $0.01 per share, and our Series C Convertible Preferred Stock, par value $0.01 per share at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. We make proxy materials available to our stockholders on the Internet. You can access proxy materials at www.proxyvote.com/BSPRT. You also may authorize your proxy via the Internet or by telephone by following the instructions on that website. In order to authorize your proxy via the Internet or by telephone, you must have the stockholder identification number that appears on the materials sent to you. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously have submitted your proxy.

You are cordially invited to attend the Annual Meeting. Whether you own a few or many shares and whether you plan to attend the Annual Meeting in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. Your vote is important.

By Order of the Board of Directors,

/s/ Micah Goodman

Micah Goodman

Secretary

BENEFIT STREET PARTNERS REALTY TRUST, INC.

i

ii

BENEFIT STREET PARTNERS REALTY TRUST, INC.

9 West 57th Street, Suite 4920

New York, New York 10019

PROXY STATEMENT

The proxy card, mailed together with this proxy statement (this “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Annual Report”), is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of Benefit Street Partners Realty Trust, Inc., a Maryland corporation (the “Company”), for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement thereof. References in this Proxy Statement to “we,” “us,” “our,” “our company,” or like terms refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 9 West 57th Street, Suite 4920, New York, New York 10019. This Proxy Statement, the Notice of Annual Meeting and our 2019 Annual Report have either been mailed to you or made available to you on the Internet. Mailing to our stockholders commenced on or about April 3, 2020.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Stockholders Meeting to be Held on Thursday, May 28, 2020

This Proxy Statement, the Notice of Annual Meeting and our 2019 Annual Report are available at:

www.proxyvote.com/BSPRT

In addition, any stockholder may request to receive proxy materials electronically by email on an ongoing basis. Choosing to receive proxy materials by email saves the Company the cost of printing and mailing documents to stockholders and will reduce the impact of annual meetings on the environment. A stockholder’s election to receive proxy materials by email will remain in effect until the stockholder terminates it.

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INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The Annual Meeting will be held on Thursday, May 28, 2020, commencing at commencing at 10:00 A.M. (Eastern time) at the offices of Hogan Lovells US LLP, 390 Madison Avenue, New York, NY, 10017. While we intend to hold the Annual Meeting in person, we are actively monitoring the coronavirus (COVID-19) situation. In the event it is not possible or advisable to hold the Annual Meeting in person, we will announce the alternative meeting arrangements in a press release filed with the Securities and Exchange Commission as promptly as practicable. You are encouraged to monitor our website at www.bsprealtytrust.com for updated information about the Annual Meeting.

What will I be voting on at the Annual Meeting?

At the Annual Meeting, you will be asked to:

1.	elect five directors for a term of one year, until our 2021 annual meeting of stockholders and until their successors are duly elected and qualify;

2.	ratify the appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and

3.	consider and act on such matters as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors does not know of any matters that may be considered at the Annual Meeting other than the matters set forth above.

Who can vote at the Annual Meeting?

The record date for the determination of holders of shares of our common stock, par value $0.01 per share (“Common Stock”), shares of our Series A Convertible Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”), and shares of our Series C Convertible Preferred Stock, par value $0.01 per share (“Series C Preferred Stock,” and together with the Series A Preferred Stock, the “Preferred Stock”) entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement of the Annual Meeting, is the close of business on March 20, 2020. As of the record date, approximately 44,385,162 shares of our Common Stock, 40,514 shares of our Series A Preferred Stock and 1,400 shares of our Series C Preferred Stock were issued and outstanding and entitled to vote at the Annual Meeting. Holders of shares of Preferred Stock are entitled to vote on an as-converted basis on each matter upon which the holders of Common Stock are entitled to vote, voting together as a single class. Each share of Preferred Stock is currently convertible into 299.2 shares of Common Stock.

How many votes do I have?

Each share of Common Stock entitles the holder to one vote on each matter considered at the Annual Meeting or any adjournment or postponement thereof. Each share of Preferred Stock entitles the holder to 299.2 votes (rounded down to the nearest whole number) on each matter considered at the Annual Meeting or any adjournment or postponement thereof. The proxy card shows the number of shares you are entitled to vote.

How may I vote?

You may vote in person at the Annual Meeting or by proxy. Instructions for in person voting can be obtained by calling our proxy solicitor, Broadridge Investor Communication Solutions, Inc. (“Broadridge”) at (855) 601-2252. Stockholders may submit their votes by proxy by mail by completing, signing, dating and returning their proxy card in the enclosed envelope. Stockholders also have the following two options for authorizing a proxy to vote their shares:

•	via the Internet at www.proxyvote.com/BSPRT at any time prior to 11:59 p.m. Eastern Time on May 27, 2020; or

•	by telephone, by calling 1-800-690-6903 at any time prior to 11:59 p.m. Eastern Time on May 27, 2020.

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For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, a convenient means of authorizing a proxy that also provides cost savings to us that benefit you as a stockholder. In addition, when you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting date, your proxy authorization is recorded immediately, and there is no risk that postal delays will cause your vote by proxy to arrive late and, therefore, not be counted. For further instructions on authorizing a proxy to vote your shares, see your proxy card. You may also vote your shares at the Annual Meeting. If you attend the Annual Meeting, you may submit your vote in person, and any previous votes that you submitted by mail or authorized by Internet or telephone will be superseded by the vote that you cast at the Annual Meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted “FOR” (i) the election of five director nominees named in this Proxy Statement for a term of one year, until our 2021 annual meeting of stockholders and until their successors are duly elected and qualify; and (ii) the ratification of the appointment of EY as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

The Board does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders and this Proxy Statement. However, if other matters requiring the vote of our stockholders come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies held by them in their discretion.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to our proxy solicitor at the following address: Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717; or (ii) by attending the Annual Meeting and voting in person. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Annual Meeting.

What if I return my proxy card but do not mark it to show how I am voting?

If your proxy card is signed and returned without any direction given, your shares will be voted as recommended by the Board.

What vote is required to approve each item?

There is no cumulative voting in the election of our directors. Each director is elected by the affirmative vote of the holders of a majority of all shares of stock of the Company entitled to vote who are present in person or by proxy at the meeting. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of the election of directors, abstentions and broker non-votes will count toward the presence of a quorum but will have the same effect as votes cast against each director. The proposal to ratify the appointment of EY as the Company’s independent registered public accounting firm requires the affirmative vote of at least a majority of all the votes cast on the proposal. For purposes of ratification of the appointment of EY as the Company’s independent registered public accounting firm, abstentions and broker non-votes will count toward the presence of a quorum but will have no effect on the proposal. For each of the proposals, holders of the Preferred Stock and holders of the Common Stock shall be deemed to vote together as a single class.

What is a “broker non-vote”?

A “broker non-vote” occurs when a broker who holds shares for the beneficial owner does not vote on a proposal because the broker does not have discretionary voting authority for that proposal and has not received instructions from the beneficial owner of the shares.

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Are stockholders entitled to appraisal rights in connection with any of the proposals?

None of the proposals, if approved, entitle stockholders to appraisal rights under Maryland law or the Company’s Charter.

What constitutes a “quorum”?

The presence at the Annual Meeting, in person or represented by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum.

Will you incur expenses in soliciting proxies?

We are soliciting the proxy on behalf of the Board, and we will pay all costs of preparing, assembling and mailing the proxy materials. We have retained Broadridge to aid in the solicitation of proxies. Broadridge will receive a fee of approximately $186,000 for proxy solicitation services provided for us, which includes the reimbursement for certain costs and out-of-pocket expenses incurred in connection with their services, all of which will be paid by us. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to make available copies of this Proxy Statement to people on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the Securities and Exchange Commission (“SEC”), we will reimburse such persons for reasonable expenses incurred by them in making available proxy materials to the beneficial owners of shares of our Common Stock.

As the date of the Annual Meeting approaches, certain stockholders whose votes have not yet been received may receive a telephone call from a representative of Broadridge. Votes that are obtained telephonically will be recorded in accordance with the procedures described below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the call is recorded and the Broadridge representative is required to confirm each stockholder’s full name, address and zip code, and to confirm that the stockholder has received the proxy materials. If the stockholder is a corporation or other entity, the Broadridge representative is required to confirm that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge, then the Broadridge representative has the responsibility to explain the process, read the proposal listed on the proxy card and ask for the stockholder’s instructions on the proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Broadridge will record the stockholder’s instructions on the card. Within 72 hours, the stockholder will be sent a letter to confirm his or her vote and ask the stockholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call our Investor Relations department at (844) 785-4393. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

What if I receive only one set of proxy materials although there are multiple stockholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

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We will promptly deliver, upon written or oral request, a separate copy of our 2019 Annual Report or this Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy was previously delivered. If your household received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (844) 785-4393 or by mailing a request to Benefit Street Partners Realty Trust, Inc., 9 West 57th Street, Suite 4920, New York, New York 10019, Attention: Investor Relations. Likewise, if your household currently receives multiple sets of disclosure documents and you would like to receive one set, please contact us.

Whom should I call for additional information about voting by proxy or authorizing a proxy by telephone or Internet to vote my shares?

Please call Broadridge, our proxy solicitor, at (855) 601-2252.

Whom should I call with other questions?

If you have additional questions about this Proxy Statement or the Annual Meeting or would like additional copies of this Proxy Statement, or our 2019 Annual Report or any documents relating to any of our future stockholder meetings, please contact: Benefit Street Partners Realty Trust, Inc. 9 West 57th Street, Suite 4920, New York, New York 10019, Attention: Investor Relations, Telephone: (844) 785-4393, E-mail: info@bsprealtytrust.com, website: www.bsprealtytrust.com.

How do I submit a stockholder proposal for next year’s annual meeting, and what is the deadline for submitting a proposal?

In order for a stockholder proposal to be properly submitted for presentation at our 2021 annual meeting and included in our proxy materials, we must receive notice of the proposal on or before December 4, 2020. All such proposals must comply with Rule 14a-8 under the Exchange Act.

In order for a stockholder proposal to be properly submitted for presentation at our 2021 annual meeting, but not for inclusion in our proxy materials, we must receive notice, via registered, certified or express mail, not earlier than November 4, 2020, and not later than 5:00 p.m., Eastern Time, on December 4, 2020. All proposals must contain the information specified in, and otherwise comply with, our bylaws.

All proposals should be sent to 9 West 57th Street, Suite 4920, New York, New York 10019, Attention: Investor Relations. For additional information, see “Stockholder Proposals for the 2021 Annual Meeting.”

UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED “FOR” (I) THE ELECTION OF THE FIVE NOMINEES NAMED IN THIS PROXY STATEMENT TO SERVE AS DIRECTORS OF THE COMPANY FOR A TERM OF ONE YEAR UNTIL THE COMPANY’S 2021 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY; AND (II) THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED “FOR” OR “AGAINST” SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Board ultimately is responsible for the management and control of our business and operations. The Board, including our independent directors, is responsible for monitoring and supervising the performance of our day-to-day operations by our advisor, Benefit Street Partners L.L.C. (the “Advisor”). Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves for a term of one year until the next annual meeting of stockholders or (if longer) until his or her successor is duly elected and qualifies. The Company’s charter and bylaws provide that the number of directors may be fixed by a resolution of the Board; provided, however, that the number of directors shall never be less than three. The number of directors on the Board is currently fixed at five.

The Board has proposed the following nominees for election as directors, each to serve for a term of one year, until our 2021 annual meeting of stockholders and until his or her successor is duly elected and qualifies: Richard J. Byrne, Jamie Handwerker, Peter J. McDonough, Buford H. Ortale and Elizabeth K. Tuppeny. Each nominee currently serves as a director of the Company.

The proxy holder named on the proxy card intends to vote “FOR” the election of each of the five nominees. If you do not wish your shares to be voted “FOR” particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are authorizing a proxy to vote your shares by telephone or the Internet, follow the instructions provided when you authorize a proxy. Directors will be elected by the affirmative vote of the holders of a majority of all shares of our stock who are present in person or by proxy at the Annual Meeting, provided that a quorum is present. Any shares not voted (whether by abstention, broker non-vote or otherwise) have the same effect as votes cast against each director.

We know of no reason why any nominee would be unable to serve if elected. If, at the time of the Annual Meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.

Nominees

The table set forth below lists the name and age of each nominee as of the date of this Proxy Statement and the position and office that each nominee currently holds with the Company.

Name Age Position

Name	Age	Position
Richard J. Byrne	59	Chairman of the Board of Directors, Chief Executive Officer and President
Jamie Handwerker	59	Director
Peter J. McDonough	61	Director, Nominating and Corporate Governance Committee Chair
Buford H. Ortale	58	Director, Audit Committee Chair
Elizabeth K. Tuppeny	59	Lead Independent Director

Business Experience of Nominees

Richard J. Byrne

Richard J. Byrne has served as Chairman of the Board of Directors, Chief Executive Officer and President of the Company since September 2016. Mr. Byrne has served as the President of the Advisor since 2013. He has also served as Chairman of the Board of Directors, Chief Executive Officer and President of the Business Development Corporation of America since November 2016 and Broadtree Residential, Inc. since February 2020. Prior to joining the Advisor, Mr. Byrne was Chief Executive Officer of Deutsche Bank Securities, Inc. He was also the Co-Head of Global Capital Markets at Deutsche Bank. Before joining Deutsche Bank, Mr. Byrne was Global Co-Head of the Leveraged Finance Group and Global Head of Credit Research at Merrill Lynch & Co. He was also a perennially top-ranked credit analyst. Mr. Byrne earned an M.B.A. from the Kellogg School of Management at Northwestern University and a B.A. from Binghamton University. Mr. Byrne is a member of the Boards of Directors of MFA Financial, Inc. (NYSE: MFA), Wynn Resorts, Limited (NASDAQ: WYNN) and New York Road Runners. We believe that Mr. Byrne’s current and prior experience as a director and Chief Executive Officer of the Company, and his significant investment banking experience in real estate make him well qualified to serve as a member of our Board.

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Jamie Handwerker

Jamie Handwerker has served as an independent director of the Company since September 2016. Ms. Handwerker is a partner of KSH Capital, providing real estate entrepreneurs with capital and expertise to seed or grow their platform. Prior to joining KSH, Ms. Handwerker was a Senior Vice President and Principal of Cramer Rosenthal McGlynn (CRM) LLC, a New York-based asset management firm, which serves as investment adviser to institutions, as well as individual and family trusts. Ms. Handwerker was the portfolio manager for the CRM Windridge Partners hedge funds since she founded the Funds in June 2000. The funds were long/short US equity hedge funds, focused on real estate and consumer companies, generating absolute returns. Prior to joining CRM in April 2002, Ms. Handwerker managed Windridge Partners, L.P, as a Managing Director and Portfolio Manager with ING Furman Selz Asset Management LLC, a New York based holding company operating as a wholly-owned subsidiary of the Dutch financial conglomerate, ING Group. Ms. Handwerker previously was a Managing Director and Senior Equity Research Analyst (Sell-Side) from 1994 to 2000 at the international corporate and investment bank ING Barings and its predecessor, Furman Selz, LLC where she exclusively focused on real estate companies, including the REIT industry. She received a B.A. in Economics from the University of Pennsylvania. Ms. Handwerker serves on the Board of Trustees of Lexington Realty Trust. She also is a member of the University of Pennsylvania School of Arts & Sciences Board of Overseers and is the Founder and Chairperson of Penn Arts & Sciences Professional Women’s Alliance, as well as being involved in other charitable endeavors. We believe Ms. Handwerker’s extensive experience in real estate venture capital, asset management and portfolio management described above make her well qualified to serve as a member of our Board.

Peter J. McDonough

Peter J. McDonough has served as an independent director of the Company since April 2016. Mr. McDonough most recently served as President, Chief Marketing and Innovation Officer for Diageo North America, where he led the brand marketing and innovation group of a $5+ billion business unit from 2009 to 2015. He served in this role at the world’s largest premium drinks company after being promoted from his earlier position in the company as General Manager; North American Innovation which he held from 2006 to 2009. In this role, Mr. McDonough transformed and built the marketing and product development organization of North America’s leading portfolio of premium and luxury spirit brands with new capabilities, a more focused strategic outlook and business plans that accelerated growth and positioned Diageo as the industry leader in new product innovation. Prior to joining Diageo, Mr. McDonough was the Vice President, European Marketing at The Procter & Gamble Company from 2004 to 2006, where he led the Gillette Division’s Duracell Battery and Braun Appliance Business Units with annual sales of more than $1.4 billion. From 2002 to 2004, Mr. McDonough was a university lecturer and management consultant at the University of Canterbury, Graduate School of Commerce in Christchurch, New Zealand. Prior to this academic post he served as Vice President of Marketing for Gillette’s flagship U.S. and Canadian Blade Razor & Grooming Products division with annual sales of $1.3 billion. In this role he directed the North American market launch of leading brands like Mach3 Turbo for men, Venus Razors for women and several other leading grooming product brands. Earlier in his career, Mr. McDonough served as Director of North American Marketing at Black & Decker where he was involved in launching the DeWalt Power Tool Company. Mr. McDonough has served on several boards of directors and advisory committees since 2010, including The Ad Council of America, Effie Worldwide, Inc., The Splash Beverage Group and Ignition One Interactive. Mr. McDonough received a B.A. from Cornell University and a Masters of Business Administration from the Wharton School of Business. We believe Mr. McDonough’s extensive experience as an executive officer and/or director of the companies described above and his significant business accomplishments make him well qualified to serve as a member of our Board.

Buford H. Ortale

Buford H. Ortale has served as an independent director of the Company since September 2016. Mr. Ortale is a private equity investor based in Nashville, Tennessee. He is a partner in NTR, a private equity firm focused on the energy space as well as a partner in ACM, the external manager of a residential mortgage REIT with over $8 billion in assets. Mr. Ortale began his career with Merrill Lynch’s Merchant Banking Group in New York in 1987. He was subsequently a founder and managing director of NationsBanc’s (Bank of America) High Yield Bond Group. In 1996 he formed Sewanee Ventures, a private equity investment vehicle that he still manages today. Mr. Ortale’s activities have included investments in startup venture backed companies, LBO’s, real estate development, and real estate acquisition. He is currently a board advisor to Western Express (a privately owned $700 million trucking company) and a board member of Intrensic (a police bodycam and digital evidence management company) and Broadtree Rresidential, Inc. He received his BA from Sewanee: The University of the South and his MBA from Vanderbilt University. We believe Mr. Ortale’s extensive experience as a private equity investor and banker described above make him well qualified to serve as a member of our Board of Directors.

Elizabeth K. Tuppeny

Elizabeth K. Tuppeny has served as an independent director of the Company since January 2013. Ms. Tuppeny has also served as an independent director of American Realty Capital New York City REIT, Inc. (“NYCR”) since March 2014 and in December 2014, she was appointed lead independent director of NYCR. Ms. Tuppeny has also served as an independent director of Healthcare Trust, Inc. (“HTI”) since January 2013. Ms. Tuppeny also served as an independent director of American Realty Capital Trust IV, Inc. (“ARCT IV”) from May 2012 until the close of ARCT IV’s merger with American Realty Capital Properties, Inc. (“ARCP”) in January 2014, after which point Ms. Tuppeny was no longer associated with ARCT IV as an independent director nor affiliated with ARCT IV in any manner. Ms. Tuppeny has been the chief executive officer and founder of Domus, Inc. (“Domus”), a full-service marketing communications agency, since 1993. Domus’ largest client is Merck & Co., and Ms. Tuppeny advises Merck & Co. with respect to communications related to their healthcare-related real estate acquisitions. Ms. Tuppeny has 30 years of experience in the branding and advertising industries, with a focus on Fortune 50 companies. Ms. Tuppeny also founded EKT Development, LLC to pursue entertainment projects in publishing, feature film and education video games. Prior to founding Domus, Ms. Tuppeny was executive vice president, business development at Earle Palmer Brown from 1992 to 1993. From 1984 to 1993, Ms. Tuppeny worked at Weightman Advertising, where she became senior vice president. From 1982 to 1984, Ms. Tuppeny was an account executive at The Marketing Group. Ms. Tuppeny served on the board of directors and executive committee of the Philadelphia Industrial Development Council (“PIDC”) for three-plus years where she helped to plan and implement real estate transactions that helped to attract jobs to Philadelphia. As a board member of the PIDC, Ms. Tuppeny was responsible for evaluating and approving commercial and residential real estate business development applications for financing and tax abatement for for-profit and non-profit companies. During her tenure on the PIDC, Ms. Tuppeny approved over 500 real estate development applications including the funding for the Wistar Institute’s biotech and cancer research facility, the Thomas Jefferson University Hospital, a 1.2 million square foot distribution center for Teva Pharmaceuticals Industries Ltd., the Hospital of the University of Pennsylvania/Children’s Hospital of Philadelphia expansion and the Philadelphia State Hospital at Byberry. Ms. Tuppeny has served on the boards of directors and advisory committees for the Arthur Ashe Foundation, Avenue of the Arts, Drexel Medical School, Philadelphia Hospitality Cabinet, Pennsylvania Commission for Women, Penn Relays and the Police Athletic League. Ms. Tuppeny was the recipient of the national Stevie Award as the nation’s top woman entrepreneur in 2004 and was named as a “Top Woman in Philadelphia Business” in 1996, one of the “Top 50 Women in Pennsylvania” in 2004 and as the “Businessperson of the Year” in 2003 by the Greater Philadelphia Chamber of Commerce. Ms. Tuppeny has taught at New York University, University of Pennsylvania and Temple University, and received her undergraduate degree from the University of Pennsylvania, Annenberg School of Communications. We believe that Ms. Tuppeny’s prior and current experience as an independent director of the companies described above, as chief executive officer and founder of Domus, and in evaluating healthcare-related real estate business development applications, make her well qualified to serve on our Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF RICHARD J. BYRNE, JAMIE HANDWERKER, PETER J. MCDONOUGH,

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BUFORD H. ORTALE AND ELIZABETH K. TUPPENY AS MEMBERS OF THE BOARD OF DIRECTORS, EACH TO SERVE UNTIL THE 2021 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

Information About the Board of Directors and its Committees

The Board ultimately is responsible for the management and control of our business and operations. We have no employees and have retained the Advisor to manage our day-to-day operations. The Advisor is a wholly-owned subsidiary of Franklin Resources, Inc., which, together with its various subsidiaries, operates as Franklin Templeton.

The Board held a total of seven meetings during the fiscal year ended December 31, 2019. All directors and nominees attended all of these meetings. The Board does not have a formal policy relating to director attendance at our annual meetings of stockholders. Four of our directors attended the 2019 annual meeting of stockholders.

The Board has approved and organized an audit committee and a nominating and corporate governance committee. The Company does not currently have a compensation committee. The independent directors carry out the responsibilities typically associated with compensation committees.

Leadership Structure of the Board of Directors

Richard J. Byrne currently serves as our chairman of the Board and our Chief Executive Officer and President. As Chief Executive Officer and President, Mr. Byrne is responsible for the daily operations of the Company and implementing the Company’s business strategy. The Board believes that because the Chief Executive Officer and President is ultimately responsible for ensuring the successful operation of the Company and its business, which is also the main focus of the Board’s deliberations, the Chief Executive Officer and President is the most qualified director to act as chairman. The Board may modify this structure to best address the Company’s circumstances for the benefit of its stockholders when appropriate.

The Board has appointed Elizabeth K. Tuppeny as the lead independent director of the Company. The Board has appointed a lead independent director to provide an additional measure of balance, ensure the Board’s independence and enhance the Board’s ability to fulfill its management oversight responsibilities.

The lead independent director chairs meetings or executive sessions of the independent directors, reviews and comments on Board’s meeting agendas, represents the views of the independent directors to management, facilitates communication among the independent directors and between management and the independent directors, and acts as a liaison with service providers, officers, attorneys and other directors generally between meetings, and otherwise assumes such responsibilities as may be assigned to her by the Board. The Company compensates Ms. Tuppeny for acting as lead independent director.

The Company’s management believes that having a majority of independent, experienced directors, including a lead independent director with specified responsibilities on behalf of the Board, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

Oversight of Risk Management

The Board has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of significant originations and investments and indebtedness and its oversight of the Company, its executive officers and the Advisor. The nominating and corporate governance committee, which consists exclusively of independent directors, reviews and approves any transactions with affiliated parties and addresses other conflicts of interest between the Company and its subsidiaries, on the one hand, and the Advisor or its respective affiliates, on the other hand. The audit committee, which consists exclusively of independent directors, oversees management of accounting, financial, legal and regulatory risks.

Audit Committee

The Board’s audit committee held five meetings during the fiscal year ended December 31, 2019. Our directors and nominees who are members of the audit committee attended 100% of all meetings while they were members of the audit committee. The charter of the audit committee is available to any stockholder who requests it c/o Benefit Street Partners Realty Trust, Inc., 9 West 57th Street, Suite 4920, New York, New York 10019 and on the Company’s website at www.bsprealtytrust.com by clicking on “Investor Relations — Corporate Governance — Audit Committee Charter.” Our audit committee consists of Mr. Ortale, Ms. Handwerker, Mr. McDonough and Ms. Tuppeny, each of whom is “independent” within the meaning of the applicable (i) provisions set forth in the audit committee charter, (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iii) the rules and regulations of the SEC. Mr. Ortale is the chair of our audit committee. The Board has determined that Mr. Ortale is qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC.

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The audit committee, in performing its duties, monitors:

•	our financial reporting process;

•	the integrity of our financial statements;

•	compliance with legal and regulatory requirements;

•	the independence and qualifications of our independent and internal auditors, as applicable; and

•	the performance of our independent and internal auditors, as applicable.

The audit committee’s report on our financial statements for the fiscal year ended December 31, 2019 is included below under the heading “Audit Committee Report.”

Oversight of Compensation

The Company does not have any employees and compensation of directors is set by the Board, including our independent directors. In carrying out these responsibilities, the Board may delegate any or all of its responsibilities to a subcommittee to the extent consistent with the Company’s Charter, our bylaws and any other applicable laws, rules and regulations. However, the Board does not believe that any marked efficiencies or enhancements would be achieved by the creation of a separate compensation committee at this time. The independent directors are responsible for overseeing the compensation of the Advisor.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee held six meetings during the fiscal year ended December 31, 2018. Each of our directors and nominees who are members of the nominating and corporate governance committee attended 100% of all meetings while they were members of the nominating and corporate governance committee. The charter of the nominating and corporate governance committee is available to any stockholder who requests it c/o Benefit Street Partners Realty Trust, Inc., 9 West 57th Street, Suite 4920, New York, New York 10019 and on the Company’s website at www.bsprealtytrust.com by clicking on “Investor Relations — Corporate Governance — Nominating and Corporate Governance Committee Charter.” Our nominating and corporate governance committee consists of Mr. McDonough, Ms. Handwerker, Mr. Ortale and Ms. Tuppeny. Mr. McDonough is the chair of our nominating and corporate governance committee.

The nominating and corporate governance committee is responsible for (i) identifying qualified individuals to become directors of the Company, (ii) recommending director candidates to fill vacancies on the Board and to stand for election by the stockholders at the annual meeting, (iii) recommending committee assignments, (iv) periodically assessing the performance of the Board and (v) reviewing and recommending appropriate corporate governance policies and procedures for the Company, including developing and recommending a code of business conduct and ethics for the Company’s executive officers and senior financial officers and annually reviewing such code. In addition, the nominating and corporate governance committee is responsible for assessing potential conflicts of interests, including reviewing and approving all material transactions with related parties, including the Advisor and its subsidiaries and affiliates, and reviewing and approving all agreements and amendments to agreements between the Company and its affiliates, including the Advisor and its subsidiaries.

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The Board believes that diversity is an important attribute of the members who comprise our Board and that the members should represent an array of backgrounds and experiences. In making its determinations, the Board reviews the appropriate experience, skills and characteristics required of directors in the context of our business. This review includes, in the context of the perceived needs of the Board at that time, issues of knowledge, experience, judgment and skills relating to the understanding of the real estate industry, accounting or financial expertise. This review also includes the candidate’s ability to attend regular Board meetings and to devote a sufficient amount of time and effort in preparation for such meetings. The Board also gives consideration to the Board having a diverse and appropriate mix of backgrounds and skills and each nominee’s ability to exercise independence of thought, objective perspective and mature judgment and understand our business operations and objectives.

The Board of Directors will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the bylaws. See “Stockholder Proposals for the 2021 Annual Meeting” for additional information regarding stockholder nominations of director candidates.

Oversight of Conflicts of Interest

The nominating and corporate governance committee is currently responsible for assessing potential conflicts of interest, including, among other things, (a) reviewing and evaluating the terms and conditions, and determining the advisability of any transactions (“Related Party Transactions”) and conflict of interest (“Conflict”) situations between us, on the one hand, and any of the Advisor, a director, an officer or any affiliate thereof, on the other hand; (b) negotiating the terms and conditions of any Related Party Transaction, and, if the nominating and corporate governance committee deems appropriate, but subject to the limitations of applicable law, approving the execution and delivery of documents in connection with any Related Party Transaction on our behalf; (c) determining whether the relevant Related Party Transaction is fair to, and in our best interest and the best interest of our stockholders, and (d) recommending to the Board of Directors what action, if any should be taken by the Board of Directors with respect to any Related Party Transaction pursuant to the nominating and corporate governance committee charter.

The independent directors have determined that all our transactions and relationships with our Advisor and their respective affiliates during the year ended December 31, 2019 were fair and were approved in accordance with the applicable Company policies.

Director Independence

Pursuant to the Company’s Charter, a majority of our directors must be “independent.” An “independent director,” pursuant to the Company’s Charter, is one who meets the independence standards set forth in the listing standards of the NASDAQ Stock Market (“NASDAQ”), as determined by a majority of the Board. A relationship with the Advisor or an affiliate thereof (other than service as an independent director or trustee for another company managed by the Advisor) is treated as a relationship with the Company.

The Board has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the NASDAQ. Based upon information solicited from each nominee, the Board of Directors has affirmatively determined that each of Ms. Handwerker, Mr. McDonough, Mr. Ortale, and Ms. Tuppeny has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a director of the Company and is “independent” within the meaning of the Company’s Charter, the NASDAQ’s director independence standards and the audit committee independence standards, as currently in effect.

Family Relationships

There are no familial relationships between any of our directors and executive officers.

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Communications with the Board of Directors

The Company’s stockholders may communicate with the Board by sending written communications addressed to such person or persons in care of Benefit Street Partners Realty Trust, Inc., 9 West 57th Street, Suite 4920, New York, New York 10019, Attention: Micah Goodman, Secretary. Mr. Goodman will deliver all appropriate communications to the Board no later than the next regularly scheduled meeting of the Board. If the Board modifies this process, the revised process will be posted on the Company’s website.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS, DIRECTORS AND CERTAIN STOCKHOLDERS

Compensation of Executive Officers

We currently have no employees. Our Advisor performs our day-to-day management functions. Our current executive officers, Richard J. Byrne and Jerome S. Baglien, are each employees of our Advisor and do not receive any compensation directly from the Company for the performance of their duties as executive officers of the Company. As a result, we do not have, and the Board has not considered, a compensation policy or program for our executive officers and has not included in this Proxy Statement a “Compensation Discussion and Analysis,” a report with respect to executive compensation, a non-binding stockholder advisory vote on compensation of executives or a non-binding stockholder advisory vote on the frequency of the stockholder vote on executive compensation. See “Certain Relationships and Related Transactions” below for a discussion of fees and expense reimbursements payable to the Advisor and its affiliates.

Executive Officers

The following table presents certain information as of the date of this Proxy Statement concerning each of our executive officers serving in such capacity:

Name	Age	Position(s)
Richard J. Byrne	59	Chairman of the Board of Directors, Chief Executive Officer and President

Jerome S. Baglien	43	Chief Financial Officer and Treasurer

Richard J. Byrne

Please see “Business Experience of Nominees” above for biographical information about Mr. Byrne.

Jerome S. Baglien

Jerome S. Baglien, has served as Chief Financial Officer and Treasurer of the Company since September 2016. Mr. Baglien has served as chief financial officer of the Advisor’s commercial real estate group since 2016. Prior to joining the Advisor, Mr. Baglien was director of fund finance for GTIS Partners LP (“GTIS”), where he oversaw all finance and operations for GTIS funds. Previously, he was an accounting manager at iStar Inc. with oversight of loans and special investments. Mr. Baglien received a Masters of Business Administration from Kellstadt Graduate School of Business at DePaul University and a Bachelor of Science in Accounting from the University of Oregon.

Compensation of Directors

The following table sets forth information regarding compensation of our independent directors during the fiscal year ended December 31, 2019. Mr. Byrne received no additional compensation for serving as a director.

Name	Fees Paid in Cash	Stock Awards	Total
Elizabeth K. Tuppeny	$140,000	$30,000	$170,000
Buford H. Ortale	135,000	30,000	165,000
Peter J. McDonough	135,000	30,000	165,000
Jamie Handwerker	130,000	30,000	160,000

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We currently pay to each of our independent directors the fees described in the table below. All directors also receive reimbursement of reasonable out of pocket expenses incurred in connection with attendance at meetings of our Board of Directors. If a director also is our employee or an employee of our Advisor or any of its affiliates, or is otherwise not independent, we do not pay compensation for services rendered as a director.

In 2019, the nominating and corporate governance committee unanimously conducted a review of the board compensation practices of peer companies and recommended to the Board an increase in the yearly cash retainer payable to our independent directors by $10,000. In addition, taking into consideration relative committee chair responsibilities, the nominating and corporate governance committee unanimously recommended that the Board increase the annual supplemental fee paid to the chair of the nominating and corporate governance committee by $10,000 and that Ms. Handwerker receive an annual supplemental fee of $10,000 for the additional services she provides at the request of the Board in reviewing potential new Company business lines under consideration by the Advisor. The nominating and corporate governance committee also unanimously recommended the Board increase the value of the stock award payable to our directors from $30,000 to $50,000 beginning in 2020. The Board unanimously approved these recommended changes to Board compensation.

Name	Fees Earned or Paid in Cash ($)	Restricted Shares
Independent Directors	A yearly retainer of $110,000 for each independent director; $20,000 for the Lead Independent Director and the chairs of the audit committee and nominating and corporate governance committee; $10,000 supplemental fee to Ms. Handwerker; and $5,000 for each member of a committee who is not serving as a chair.	On the date of the annual meeting of stockholders, each independent director receives an annual grant of $50,000 in restricted shares of Common Stock based on the lower of the most recent GAAP book value or net asset value per share. The restricted shares vest on the anniversary of the grant date.

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Share-Based Compensation

Restricted Share Plan

Pursuant to our employee and director incentive restricted share plan (the “RSP”), the Board of Directors may, from time to time, grant equity awards to one or more independent directors on the date of such independent director’s initial election to the Board of Directors, on the date of each annual stockholders’ meeting and at such other time as determined by the Board of Directors. Restricted shares issued to independent directors will vest on the anniversary of the grant date. The RSP provides us with the ability to grant awards of restricted shares to our directors, officers and employees (if we ever have employees), employees of the Advisor and its affiliates, employees of entities that provide services to us, directors of the Advisor or of entities that provide services to us, certain of our consultants and certain consultants to the Advisor and its affiliates or to entities that provide services to us. The total number of shares of Common Stock reserved for issuance under the RSP may not exceed 5.0% of our outstanding shares on a fully diluted basis, and in any event may not exceed 4,000,000 shares (as such number may be adjusted to stock splits, stock dividends or combinations of similar events).

Restricted share awards entitle the recipient to receive shares of our Common Stock under terms that provide for vesting over a specified period of time or upon attainment of pre-established performance objectives. Such awards would typically be forfeited with respect to the unvested shares upon the termination of the recipient’s employment or other relationship to us. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash distributions prior to the time that the restrictions on the restricted shares have lapsed. Any distributions payable in shares of our Common Stock shall be subject to the same restrictions as the underlying restricted shares. There were 8,566 unvested shares outstanding under the RSP at December 31, 2019, all of which are held by current directors.

The following table sets forth information regarding securities authorized for issuance under the RSP as of December 31, 2019:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders:	—	—	—
Equity compensation plans not approved by security holders:	—	—	3,985,126
Total	—	—	3,985,126

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STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our Common Stock and our Preferred Stock, which votes as a single class with our Common Stock on an as-converted basis, as of March 20, 2020, in each case including shares which may be acquired by such persons within 60 days, by each person known by the Company to be the beneficial owner of more than 5% of our outstanding shares of Common Stock or Preferred Stock.

Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Class	Number of Shares of Preferred Stock Beneficially Owned	Percent of Class
Security Benefit Life Insurance Company(1)	—	—	14,949	35.7%
Delaware Life Insurance Company(2)	—	—	3,989	9.5%
Newport Global Equity Fund(3)	—	—	3,378	8.1%
Penn Mutual Life Insurance Company(4)	—	—	2,997	7.2%
Textron Inc. Master Trust(5)	—	—	2,992	7.1%
Selective Insurance Company of America(6)	-\—	—	2,992	7.1%

(1)	The business address of Security Benefit Life Insurance Company is One SW Security Benefit Place, Topeka, KS 66636.

(2)	The business address of the Delaware Life Insurance Company is 1601 Trapelo Road, Waltham, MA, 02451.

(3)	The business address of Newport Global Equity Fund is 469 King Street West, 4th Floor, Toronto, Ontario, Canada, M5V1K4

(4)	The business address of Penn Mutual Life Insurance Company is 600 Dresher Road, Suite 100, Horsham, PA 19044.

(5)	The business address of Textron Inc. Master Trust is 40 Westminster St., Providence, RI 02903

(6)	The business address of Selective Insurance Company of America is 10 Waterside Drive, Suite 306, Farmington, CT 06032.

The following table sets forth information regarding the beneficial ownership of our Common Stock as of March 20, 2020, in each case including shares which may be acquired by such persons within 60 days, by:

•	each of the Company’s executive officers and directors; and

•	all of the Company’s executive officers and directors as a group.

None of the Company’s executive officers or directors owned any shares of Preferred Stock.

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Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned		Percent of Class
Richard J. Byrne	122,792		*
Jerome S. Baglien	2,741		*
Elizabeth K. Tuppeny	15,350	(2)	*
Buford H. Ortale	12,524	(3)	*
Peter J. McDonough	12,559	(4)	*
Jamie Handwerker	12,538	(5)	*
All directors and executive officers as a group (6 persons)	178,504		*

*	Less than 1%.

(1)	The business address of each individual or entity listed in the table is 9 West 57th Street, Suite 4920, New York, New York 10019.

(2)	Includes 2,341 unvested restricted shares.

(3)	Includes 2,074 unvested restricted shares.

(4)	Includes 2,074 unvested restricted shares.

(5)	Includes 2,074 unvested restricted shares.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Executive Officers

Richard J. Byrne, our Chief Executive Officer and President, is the president of our Advisor. Jerome S. Baglien, our Chief Financial Officer and Treasurer, is the chief financial officer of the Advisor’s commercial real estate group. Our Advisor is an affiliate of Franklin Templeton.

Advisor

We entered into an amendment to the advisory agreement with our Advisor, dated September 29, 2016, on January 19, 2018, which amendment amends and restates the advisory agreement (the “Amended Advisory Agreement”). Pursuant to the Amended Advisory Agreement, our Advisor manages our day to day operations. Subject to certain restrictions and limitations, our Advisor is responsible for managing our affairs on a day-to-day basis and for identifying, originating, acquiring and asset managing investments on our behalf. Under the Amended Advisory Agreement with the Advisor, the Advisor continues to be entitled to an asset management fee equal to one and one-half percent (1.5%) of Equity (as defined in the Amended Advisory Agreement) and an annual subordinated performance fee equal to fifteen percent (15%) of the Total Return (as defined in the Amended Advisory Agreement) over a six percent (6%) per annum hurdle, subject to certain limitations. The Advisor is not entitled to acquisition or disposition fees. The Company or the Operating Partnership continues to pay directly or reimburse the Advisor for all the expenses paid or actually incurred by the Advisor in connection with the services it provides to the Company and the Operating Partnership pursuant to the Amended Advisory Agreement, subject to certain limitations.

For the year ended December 31, 2019, pursuant to the terms of the Amended Advisory Agreement, the Company paid total asset management fees of $14.0 million, acquisition fees and expenses of approximately $8.4 million, reimbursements for administrative expenses and personnel costs of approximately $16.3 million, and other related party expenses, primarily related to reimbursable costs incurred for the increase in loan origination activities, of approximately $1.6 million.

On February 1, 2019, the Advisor was acquired by Franklin Templeton. The acquisition did not impact the terms of the Advisory Agreement and is not expected to result in any changes to the executive officers of the Company or the key personnel of the Advisor providing services to the Company.

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and officers, and certain former directors and officers, providing for indemnification of such directors and officers consistent with the provisions of our Charter. No amounts have been paid by us to these individuals pursuant to the indemnification agreement.

Certain Conflict Resolution Procedures

Every transaction that we enter into with our Advisor or its affiliates will be subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any affiliate in the event of a default by or disagreement with an affiliate or in invoking powers, rights or options pursuant to any agreement between us and our Advisor or any of its affiliates.

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Our independent directors have determined that all our transactions and relationships with our Advisor and their respective affiliates during the year ended December 31, 2019 were fair and were approved in accordance with the applicable Company policies. See “Proposal No. 1 — Election Of Directors — Oversight of Conflicts of Interest.”

In order to reduce or eliminate certain potential conflicts of interest, our nominating and corporate governance committee charter contains a number of requirements, including that:

•	the committee shall review and evaluate the terms and conditions of, and determine the advisability of, any related party transaction;

•	unless the Board appoints a special committee of independent directors to negotiate any related party transaction, the committee shall negotiate the terms and conditions of any related party transaction, and if the committee deems appropriate, but subject to the limitations of applicable law, shall recommend to the Board the execution and delivery of documents in connection with any related party transaction on behalf of the Company;

•	the committee shall determine whether any related party transaction is fair to, and in the best interest of the Company;

•	the committee shall recommend to the Board what action, if any should be taken by the Board with respect to any related party transaction pursuant to the Company’s Charter;

•	the committee shall review, evaluate and approve of any potential conflicts brought to its attention and shall report the results of its consideration of any such conflict to the Board; and

•	the committee shall review, on a quarterly basis, the services provided by the Advisor, the reasonableness of the Advisor’s or its affiliates’ fees and expenses, the reasonableness of the Company’s expenses and the allocation of expenses among the Company and its affiliates and among accounting categories, and report its findings to the Board.

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has furnished the following report on its activities during the fiscal year ended December 31, 2019. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.

To the Directors of Benefit Street Partners Realty Trust, Inc.:

We have reviewed and discussed with management Benefit Street Partners Realty Trust, Inc.’s audited financial statements as of and for the year ended December 31, 2019.

We have discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent accountant the independent registered public accounting firm’s independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for the audit. The Audit Committee meets periodically with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in Benefit Street Partners Realty Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2019.

Audit Committee

Buford H. Ortale (Chair)
Jamie Handwerker
Peter J. McDonough
Elizabeth K. Tuppeny

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PROPOSAL NO. 2 —

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The audit committee of the Board of Directors has selected and appointed EY as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2020. EY has been our independent registered accounting firm since 2017.

Although ratification by stockholders is not required by law or our bylaws, the audit committee believes that submission to stockholders of EY’s appointment as the Company’s independent registered public accounting firm for the year ending December 31, 2020 is a matter of good corporate governance. Even if the appointment is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time if the audit committee believes that such a change would be in the best interests of the Company and its stockholders. If our stockholders do not ratify the appointment of EY, the audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of independent registered public accounting firms.

A representative of EY is expected to attend the Annual Meeting with the opportunity to make a statement and/or respond to appropriate questions from stockholders present at the meeting.

The following table shows the fees billed by EY for the years ended December 31, 2019 and December 31, 2018 for each of the following categories of services:

	2019	2018
Audit Fees(1)	1,454,646	$1,008,200
Audit-Related Fees(2)	290,000	$84,000
Tax Fees(3)	276,600	$199,000
All Other Fees	0	$0
Total	2,036,246	$1,291,200

(1)	Audit fees relate to audits of the Company’s annual consolidated financial statements and reviews of the Company’s quarterly consolidated financial statements and consents related to SEC registration statements.

(2)	Audit-Related fees relate to assurance and related services that are traditionally performed by the independent registered public accounting firm and includes agreed-upon procedures and debt compliance reporting.

(3)	Tax fees primarily relate to preparation of tax returns, assistance with federal and state income tax filing calendar, compliance services, tax planning and modeling services, assistance with tax audits, and routine on-call tax services concerning issues, as requested by the Company, when such projects are not covered by a separate agreement and do not involve any significant tax planning or projects.

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Pre-Approval Policies and Procedures

In considering the nature of the services provided by the independent auditor, the audit committee determined that such services are compatible with the provision of independent audit services. The audit committee discussed these services with the independent auditor and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by EY were pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020.

20

CODE OF ETHICS

The Board of Directors adopted our current amended Code of Ethics on November 9, 2017. The Code of Ethics is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. It covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.

The Code of Ethics is available on the Company’s website at www.bsprealtytrust.com by clicking on “Investor Relations — Code of Ethics.” We intend to disclose on this website any amendment to, or waiver of, any provision of this Code of Ethics applicable to our directors and executive officers that would otherwise be required to be disclosed under the rules of the SEC. You may also obtain a copy of the Code of Ethics by writing to our secretary at: Benefit Street Partners Realty Trust, Inc., 9 West 57th Street, Suite 4920, New York, New York 10019, Attention: Micah Goodman, Secretary. A waiver of the Code of Ethics for our Chief Executive Officer may be made only by the Board of Directors or the appropriate committee of the Board of Directors and will be promptly disclosed to the extent required by law. A waiver of the Code of Ethics for all other employees may be made only by our Chief Executive Officer and shall be discussed with the Board of Directors or a committee of the Board of Directors as appropriate.

Hedging and Pledging Policy

Pursuant to our Code of Ethics, none of our directors, officers, our Advisor or employees of our Advisor performing substantial services for the Company may trade, buy or sell or enter into any other transaction relating to securities of the Company (including any transfer in the form of a gift, loan, pledge, hedge, contribution to a trust or other transfer) without first confirming such transaction in writing with the Company’s Chief Financial Officer or the compliance officer of the Advisor.

OTHER MATTERS PRESENTED FOR ACTION AT THE 2020 ANNUAL MEETING

The Board of Directors does not intend to present for consideration at the Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, the persons named in the proxy will vote thereon pursuant to the discretionary authority conferred by the proxy.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

Stockholder Proposals in the Proxy Statement

Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2021 annual meeting of stockholders, the proposal must be received at our principal executive offices on or before December 4, 2020. Any proposal received after the applicable time in the previous sentence will be considered untimely. Proposals should be addressed to “Benefit Street Partners Realty Trust, Inc., 9 West 57th Street, Suite 4920, New York, New York 10019, Attention: Micah Goodman”, and must conform with Rule 14a-8.

21

Stockholder Proposals and Nominations for Directors to Be Presented at Meetings

For any proposal that is not submitted for inclusion in our proxy material for an annual meeting but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in the bylaws. Under the bylaws, for a stockholder proposal to be properly submitted for presentation at our 2021 annual meeting of stockholders, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on November 4, 2020 and ending at 5:00 p.m. Eastern Time on December 4, 2019. Any proposal received after the applicable time in the previous sentence will be considered untimely. Additionally, a stockholder proposal must contain information specified in the bylaws, including, without limitation:

1.	as to each director nominee,

•	the name, age, business address and residence address of the nominee;

•	the class, series and number of any shares of stock of the Company beneficially owned by the nominee;

•	the date such shares were acquired and the investment intent of such acquisitions;

•	all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required; and

2.	as to any other business that the stockholder proposes to bring before the meeting,

•	a description of the business to be brought before the meeting;

•	the reasons for proposing such business at the meeting;

•	any material interest in such business that the proposing stockholder (and certain persons, which we refer to as “Stockholder Associated Persons” (as defined below), if any) may have, including any anticipated benefit to the proposing stockholder (and the Stockholder Associated Persons, if any); and

3.	as to the proposing stockholder (and the Stockholder Associated Persons, if any), the class, series and number of all shares of stock of the Company owned by the proposing stockholder (and the Stockholder Associated Persons, if any), and the nominee holder for, and number of, shares owned beneficially but not of record by the proposing stockholder (and the Stockholder Associated Persons, if any); and

4.	as to the proposing stockholder (and the Stockholder Associated Persons, if any) covered by clauses (2) or (3) above,

•	the name and address of the proposing stockholder (and the Stockholder Associated Persons, if any) as they appear on the Company’s stock ledger, and current name and address, if different; and

5.	to the extent known by the proposing stockholder, the name and address of any other stockholder supporting the director nominee or the proposal of other business on the date of the proposing stockholder’s notice.

A “Stockholder Associated Person” means (i) any person controlling, directly or indirectly, or acting in concert with, the proposing stockholder, (ii) any beneficial owner of shares of stock of the Company owned by the proposing stockholder and (iii) any person controlling, controlled by or under common control with the Stockholder Associated Person.

All nominations must also comply with the Charter. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: Benefit Street Partners Realty Trust, Inc., 9 West 57th Street, Suite 4920, New York, New York 10019, Attention: Micah Goodman.

By Order of the Board of Directors,

/s/ Micah Goodman

Micah Goodman

Secretary

22

BENEFIT STREET PARTNERS
REALTY TRUST

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com/BSPRT or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on May 27, 2020. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on May 27, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D11051-TBD

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BENEFIT STREET PARTNERS REALTY TRUST, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. ELECTION OF DIRECTORS

Nominees:	For	Against	Abstain
1a. Richard J. Byrne	☐	☐	☐
1b. Jamie Handwerker	☐	☐	☐
1c. Peter J. McDonough	☐	☐	☐
1d. Buford H. Ortale	☐	☐	☐
1e. Elizabeth K. Tuppeny	☐	☐	☐
2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR 2020	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com/BSPRT.

D11052-TBD

BENEFIT STREET PARTNERS REALTY TRUST, INC.
Annual Meeting of Stockholders
May 28, 2020 10:00 a.m.
This proxy is solicited by the Board of Directors

The undersigned stockholder of Benefit Street Partners Realty Trust, Inc. (the "Company"), hereby appoints Richard J. Byrne and Micah Goodman, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held at the offices of Hogan Lovells US LLP, 390 Madison Avenue, New York, New York 10017 on May 28, 2020, commencing at 10:00 a.m., local time, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Annual Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in his/her discretion on such matters as may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast "FOR" the Proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies that may properly come before the Annual Meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting.

Continued and to be signed on reverse side